Prospectus
                                   DECEMBER 30, 1998   , AS
                                   REVISED JUNE 30, 1999

PUTNAM HEALTH
SCIENCES TRUST

CLASS A, B AND M SHARES
INVESTMENT CATEGORY: GROWTH
This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.
Putnam Investment Management, Inc. (Putnam Management), which has managed mutual funds since 1937, manages the fund.
These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2  FUND SUMMARY
2          Goal
2  M        ain investment strategies
2  Ma        in risks
3  Per        formance information
4  Fees         and expenses
   6      What are the fund's main investment strategies and related risks?
   9      Who manages the fund?
   10     How does the fund price its shares?
10 How do I buy fund shares?
   13     How do I sell fund shares?
   15     How do I exchange fund shares?
   16     Fund distributions and taxes
   17     Financial highlights

                    BOSTON  LONDON  TOKYO


Fund summary
GOAL
The fund seeks capital appreciation by investing at least 80% of its assets (other than assets invested in U.S. government securities, short-term debt obligations and cash or money market instruments) in common stocks and other securities of companies in the health sciences industries, except when Putnam Management, believes alternative strategies are appropriate to protect the fund against a market decline.
MAIN INVESTMENT STRATEGIES
The fund invests mainly in common stocks of companies in the health sciences industries. The fund invests mainly in growth stocks, which are those issued by companies whose earnings Putnam Management believes are likely to grow faster than the economy as a whole. Growth in earnings may lead to an increase in the price of the stock.
MAIN RISKS
The main risks that could adversely affect the value of the fund's shares and the total return on your investment include
The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to appreciate as anticipated by Putnam Management. Many factors can adversely affect a stock's performance, including factors related to a specific company or industry or general financial market conditions. This risk is greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments.
The risk that movements in the securities markets will adversely affect the price of the fund's investments, regardless of how well the companies in which the fund invests perform.
The risk of investing in a single group of industries. Investments in the health sciences industries, even though representing interests in different companies in such industries, may be affected by common economic forces and other factors. The vulnerability of the fund to factors affecting the health sciences industries will be significantly greater than that of a fund that invests in a broader range of industries which may result in greater losses and volatility.
   The risk of loss from investing in fewer issuers than a fund
that invests more broadly.     The fund is "non-diversified,"
which means that it may invest more of its assets in the securities of fewer companies than a "diversified" fund.
You can lose money by investing in the fund. The fund may not achieve its goals, and is not intended as a complete investment program. An investment in the fund is NOT a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class A shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, the fund's past performance is not an indication of future performance.
CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
1988          10.57%
1989          41.98%
1990          15.51%
1991          49.07%
1992         -10.70%
1993          -0.04%
1994          15.16%
1995          47.00%
1996          12.43%
1997          32.37%
Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. Year-to-date performance through 9/30/98 was 9.13%. During the periods shown in the bar chart, the highest return for a quarter was 21.49% (quarter ending 3/31/91) and the lowest return for a quarter was -12.12% (quarter ending 3/31/92). AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/97)
              PAST     PAST    PAST
              1 YEAR   5 YEARS 10 YEARS
CLASS A       24.76%   18.87% 19.07%
CLASS B       26.39%   19.16% 18.79%
CLASS M       27.11%   18.83% 18.69%
S&P 500 INDEX        33.36%   20.27%18.05%

Unlike the bar chart, this performance information reflects the impact of sales charges. Class A and class M share performance reflects the current maximum initial sales charges; class B
   share     performance reflects the maximum applicable deferred
sales charge if shares had been redeemed on 12/31/97   and
assumes conversion to class A shares after eight years.  For periods before the inception of class B shares (3/1/93) and
class M shares (7/3/95), performance         shown for
   these     classes    in the table     is based on the
performance of the fund's class A shares, adjusted to reflect the
appropriate sales charge         and the higher 12b-1 fees paid
by class B and class M shares. The fund's performance through 8/31/88 benefited from Putnam Management's agreement to limit the fund's expenses. The fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

FEES AND EXPENSES
This table summarizes the fees and expenses you may pay if you invest in the fund. Expenses are based on the fund's last fiscal year.

SHAREHOLDER FEES (fees paid directly from your investment)
                                     CLASS A    CLASS B    CLASS M
Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of
the offering price)                   5.75%       NONE*     3.50%*

Maximum Deferred Sales Charge (Load)
(as a percentage of the original
purchase price or redemption
proceeds, whichever is lower)          NONE**     5.00%     NONE

ANNUAL FUND OPERATING  EXPENSES
(expenses that are deducted from fund assets)
                           TOTAL
                           ANNUAL FUND
                MANAGEMENT DISTRIBUTION   OTHER     OPERATING
                FEES       (12B-1) FEES   EXPENSES  EXPENSES
CLASS A         0.55%       0.25%         0.20%     1.00%
CLASS B         0.55%       1.00%         0.20%     1.75%
CLASS M         0.55%       0.75%         0.20%     1.50%

*The higher 12b-1 fees borne by class B and class M shares may cause long-term class B and class M shareholders to pay more than the total sales charges paid by class A shareholders.
**A deferred sales charge of up to 1% may be imposed on certain redemptions of class A shares bought without an initial sales charge.

EXAMPLE
This example translates the "total annual fund operating expenses" shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then, except as shown for class B shares, redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.
                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
CLASS A                  $671     $875      $1,096    $1,729
CLASS B                  $678     $851      $1,149    $1,864    *
CLASS B (no redemption)     $178  $551      $949      $1,864    *
CLASS M                  $497     $807      $1,140    $2,078

*Reflects the conversion of class B shares to class A shares, which pay lower 12b-1fees. Conversion occurs no more than eight years after purchase.

WHAT ARE THE    FUND'S     MAIN INVESTMENT STRATEGIES AND RELATED RISKS?
Any investment carries with it some level of risk that generally reflects its potential for reward.  The fund pursues its goal of capital appreciation by investing mainly in companies in the health sciences industries. Putnam Management will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and
dividends when deciding whether to buy or sell investments.
        A description of the risks associated with the fund's
main investment strategies follows.
COMMON STOCKS.  Common stocks represent ownership interest in a company.  The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. Similarly, a stock's value may fall because of factors affecting companies in the same industry or a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than the bonds and other debt to actual or perceived changes in the company's financial condition or prospects.
GROWTH STOCKS.  The fund may invest in stocks of companies that
Putnam Management believes have earnings that will grow faster than the economy as a whole.  These growth stocks typically trade at higher multiples of current earnings than other stocks.
Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If Putnam Management's assessment of the prospects for the company's earnings growth is wrong, or if its judgment of how other investors will value the company's earnings growth is
wrong, then the price of the company's stock may fall or not approach the value that Putnam Management has placed on it.
SMALLER COMPANIES.  The fund will invest in small and medium-
sized companies, including companies with market capitalizations of less than $500 million. These companies are more likely than larger companies to have limited product lines, markets or
financial resources, or to depend on a small or inexperienced management group. Stocks of these companies may trade less
frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.
FOREIGN INVESTMENTS. The fund may invest without limit in
securities of foreign issuers traded in U.S. public markets.
While the fund may also invest in securities of foreign issuers that are not traded in U.S. public markets, it does not expect that such investments will normally represent more than 30% of its assets, although they may occasionally exceed this amount.
Foreign investments involve certain additional risks. For
example, their values may decline in response to changes in
currency exchange rates, unfavorable political and legal
developments, unreliable or untimely information, and economic and financial instability.  In addition, the liquidity of these investments may be more limited than domestic investments, which means the fund may at times be unable to sell them at desirable prices.  Foreign settlement procedures may also involve
additional risks.  These risks are generally greater in the case of "emerging markets" that typically have less developed legal and financial systems.
Certain of these risks may also apply to some extent to domestic investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.  Special U.S. tax
considerations may apply to the fund's foreign investments.
INDUSTRY FOCUS.  The fund invests in a wide variety of companies in the health sciences industries including companies in the pharmaceutical, health care services, applied research and
development and medical equipment and supplies businesses.  The fund considers a company to be principally engaged in the health sciences industries if at the time of investment Putnam
Management determines that at least 50% of the    company's
assets, revenues or profits are derived from these industries.
Under normal market conditions, the fund will invest at least 65%
of its assets in securities of issuers meeting at least one of these 50% tests.
Putnam Management may also consider a company with the potential for growth as a result of particular products, technology,
patents or other market advantages in the health science
industries to be in the health sciences industries.  The fund does not anticipate that companies in this category will
represent more than 15% of the fund's investments in the health sciences industries.
The fund invests primarily in a single group of industries and is therefore more concentrated and less diversified than funds not primarily investing in a single group of industries.  Therefore, events that affect the health sciences industries more
significantly than the market as a whole will have a greater affect on the fund than a fund that is more widely diversified among a number of unrelated industries.  Because the fund's
investments are concentrated in the health sciences industries, many products and services are subject to risk of rapid
obsolescence caused by technological and scientific advances.  In addition, the health sciences industries are generally subject to greater government regulation than many other industries.
Changes in governmental policies may have a material effect on the demand for or costs of certain products and services.
Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced and before the acquisition of additional facilities and equipment by health care providers.  Changes in governmental payment systems and the
increased use of managed care arrangements may also affect the revenues and expenses of health care service providers.
OTHER INVESTMENTS. In addition to the main investment strategies described above, the fund may also make other types of
investments, such as investments in U.S. government securities and other fixed-income securities, preferred stocks, convertible securities or derivative instruments, and, therefore, may be subject to other risks, as described in the fund's statement of additional information (SAI).
ALTERNATIVE STRATEGIES. At times Putnam Management may judge that market conditions make pursuing the fund's investment strategies inconsistent with the best interests of its shareholders. Putnam
Management then may temporarily use alternative strategies that are mainly designed to limit the fund's losses.  Although Putnam
Management has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions.  These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.
CHANGES IN POLICIES. The fund's Trustees may change the fund's goal, investment strategies and other policies without
shareholder approval, except as otherwise indicated.
Who manages the fund?
The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets.
The fund paid Putnam Management a management fee of 0.55% of average net assets for the fund's last fiscal year. Putnam
Management's address is One Post Office Square, Boston, MA 02109.
The following officers of Putnam Management have had primary responsibility for the day-to-day management of the fund's
portfolio since the years shown below. Their         experience
   as portfolio managers or investment analysts over at least the
last five years     is also shown.
MANAGER                SINCE       EXPERIENCE

David G. Carlson        1997       Employed    by Putnam
SENIOR VICE PRESIDENT              Management since 1990.

Richard B. England      1996       Employed    by Putnam
SENIOR VICE PRESIDENT              Management since 1992.

Margery C. Parker       1998       Employed    by Putnam Management
SENIOR VICE PRESIDENT              since 1997.  Prior to December
                                   1997, Ms. Parker was    employed     at
                                   Keystone Investments.

YEAR 2000 ISSUES. The fund could be adversely affected if the computer systems used by Putnam Management and the fund's other service providers do not properly process and calculate date-related information relating to the end of this century and the beginning of the next. While year 2000-related computer problems could have a negative effect on the fund, both in its operations and in its investments, Putnam Management is working to avoid such problems and to obtain assurances from the fund's service providers that they are taking similar steps. No assurances, though, can be provided that the fund will not be adversely impacted by these matters.
How does the fund price its shares?
The price of the fund's shares is based on its net asset value
(NAV)   .      The NAV per share of each class equals the total
value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.
The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.
The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.
How do I buy fund shares?
You can open a fund account with as little as $500 and make additional investments at any time with as little as $50. The fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Your financial advisor or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the New York Stock Exchange for your shares to be bought at that day's offering price.
You can buy shares
THROUGH A FINANCIAL ADVISOR   .     Your advisor will be
responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.
THROUGH SYSTEMATIC INVESTING   .     You can make regular
investments of $25 or more per month through automatic deductions from your bank checking or savings account. Application forms are available through your advisor or Putnam Investor Services at 1-800-225-1581.
You may also complete an order form and write a check for the amount you wish to invest, payable to the fund. Return the check and completed form to Putnam Mutual Funds.
The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.
WHICH CLASS OF SHARES IS BEST FOR ME?
This prospectus offers you a choice of three classes of fund shares: A, B, and M. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the "Fees and expenses" section. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences among the classes of shares:

CLASS A SHARES
Initial sales charge of up to 5.75%
Lower sales charge for investments of $50,000 or more
No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)
Lower annual expenses, and higher dividends, than class B or M shares because of lower 12b-1 fee

CLASS B SHARES
No initial sales charge; your entire investment goes to work for you
Deferred sales charge of up to    5.00%     if you sell shares
within 6 years after you bought them
Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fee
Convert automatically to class A shares after 8 years, reducing the future 12b-1 fee (may convert sooner in some cases)
Orders for class B shares for more than $250,000 are treated as orders for class A shares or refused

CLASS M SHARES
Initial sales charge of up to 3.50%
Lower sales charges for larger investments of $50,000 or more
No deferred sales charge
Lower annual expenses, and higher dividends, than class B shares because of lower 12b-1 fee
Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fee
No conversion to class A shares, so future 12b-1 fee does not decrease

INITIAL SALES CHARGES FOR CLASS A AND M SHARES
          CLASS A SALES CHARGE           CLASS M SALES CHARGE
          AS A PERCENTAGE OF:            AS A PERCENTAGE OF:
  -----------------------------------   ------------------------------------
AMOUNT OF PURCHASE   NET AMOUNT  OFFERING    NET AMOUNT OFFERING
AT OFFERING PRICE ($)INVESTED    PRICE*      INVESTED   PRICE*
----------------------------------------------------------------------------
Under 50,000           6.10%       5.75%       3.63%     3.50%

50,000 but under 100,000 4.71      4.50        2.56      2.50

100,000 but under 250,000 3.63     3.50        1.52      1.50

250,000 but under 500,000 2.56     2.50        1.01      1.00

500,000 but under 1,000,000 2.04   2.00        NONE      NONE

1,000,000 and above      NONE      NONE        NONE      NONE
--------------------------------------------------------------------------
*Offering price includes sales charge   .

DEFERRED SALES CHARGES FOR CLASS B AND CERTAIN CLASS A SHARES
If you sell (redeem) class B shares within six years after you bought them, you will generally pay a deferred sales charge
according to the following schedule.
YEAR AFTER
PURCHASE    1    2    3    4    5    6  7+
-------------------------------------------
CHARGE      5%   4%   3%   3%   2%   1%   0%

A deferred sales charge of up to 1% may apply to class A shares purchased without an initial sales charge, if redeemed within two years after purchase.
Deferred sales charges will be based on the lower of the shares' cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.
YOU MAY BE ELIGIBLE FOR REDUCTIONS AND WAIVERS OF SALES CHARGES. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is included in the SAI. You may consult your financial advisor or Putnam Mutual Funds for assistance.
DISTRIBUTION (12B-1) PLANS. The fund has adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B and class M shares. The
Trustees currently limit payments on class A        and class M
shares to 0.25%        and 0.75% of average net assets,
respectively. Because these fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B and class M shares may cost you more than paying the initial sales charge for class A shares. Because class M shares, unlike class B shares, do not convert to class A shares, class M shares may cost you more over time than class B shares.
How do I sell fund shares?
You can sell your shares back to the fund any day the New York Stock Exchange is open, either through your financial advisor or directly to the fund. Payment for redemptions may be delayed until the fund collects the purchase price of shares, which may take up to 15 calendar days after the purchase date.

SELLING SHARES THROUGH YOUR FINANCIAL ADVISOR. Your advisor must receive your request in proper form before the close of regular trading on the New York Stock Exchange for you to receive that day's NAV, less any applicable deferred sales charge. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.
SELLING SHARES DIRECTLY TO THE FUND. Putnam Investor Services must receive your request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable sales charge.
BY MAIL. Send a signed letter of instruction to Putnam Investor Services. If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.
BY TELEPHONE. You may use Putnam's Telephone Redemption Privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption and transfer instructions received by telephone.
The Telephone Redemption Privilege is not available if there are certificates for your shares. The Telephone Redemption Privilege may be modified or terminated without notice.
ADDITIONAL DOCUMENTS. If you
* sell shares with a value of $100,000 or more,
* want your redemption proceeds sent to an address other than
 your address as it appears on Putnam's records,     or
* have notified Putnam of a change in address within the preceding 15 days, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institution. Stock power forms are available from your financial advisor, Putnam Investor Services and many commercial banks.
Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services for details.
WHEN WILL THE FUND PAY ME? The fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days as permitted by federal securities laws.
REDEMPTION BY THE FUND. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem your shares without your permission and send you the proceeds. The fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.
How do I exchange fund shares?
If you want to switch your investment from one Putnam fund to another, you can exchange your fund shares for shares of the same class of another Putnam fund at NAV. Not all Putnam funds offer all classes of shares or are open to new investors. If you exchange shares subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.
To exchange your shares, complete an Exchange Authorization Form and send it to Putnam Investor Services. The form is available from Putnam Investor Services. A Telephone Exchange Privilege is currently available for amounts up to $500,000. The Telephone Exchange Privilege is not available if the fund issued certificates for your shares. Ask your financial advisor or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.
The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.
Fund distributions and taxes
The fund distributes any net investment income and any net realized capital gains at least once a year. You may choose to:

reinvest all distributions in additional shares;
receive any distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested. If you do not cash a distribution check within a specified period or notify Putnam Investor Services to issue a new check, the distribution will be reinvested in the fund. You will not receive any interest on uncashed distributions or redemption checks. Similarly, if any correspondence sent by the fund or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in the fund or in another Putnam fund.
For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the fund before your investment (and thus were included in the price you paid). Distributions of gains from investments that the fund owned for more than one year will be taxable as capital gains. Distributions of gains from investments that the fund owned for one year or less will be taxable as ordinary income. Distributions are taxable whether you received them in cash or reinvested them in additional shares.
Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.
Financial highlights
The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.

FINANCIAL HIGHLIGHTS
CLASS A
(For a share outstanding throughout the period)

                               YEAR ENDED AUGUST 31
                               1998     1997    1996    1995    1994

NET ASSET VALUE,
BEGINNING OF PERIOD            $55.82   $43.67  $36.21  $29.77    $24.40

INVESTMENT OPERATIONS
Net investment income (loss)    (.01)c     .13c    .19     .23       .30

Net realized and unrealized
gain on investments             4.13     13.71    8.46    6.99      5.36

TOTAL FROM INVESTMENT OPERATIONS  4.12   13.84    8.65    7.22      5.66

LESS DISTRIBUTIONS:

From net investment income        (.02)   (.09)   (.27)   (.26)     (.24)

From net realized gain on investments (6.42) (1.60)  (.92) (.52)    (.05)

TOTAL DISTRIBUTIONS              (6.44)   (1.69)  (1.19)   (.78)     (.29)

Net asset value,
end of period                    $53.50    $55.82  $43.67   $36.21    $29.77

RATIOS AND SUPPLEMENTAL DATA

TOTAL INVESTMENT RETURN AT
NET ASSET VALUE    (%)    a       7.48       32.46   24.12  24.81     23.38

NET ASSETS, END OF PERIOD
(IN THOUSANDS)     $2,236,469 $1,681,187        $1,166,794 $929,484   $789,598

Ratio of expenses to average
net assets (%) b                 1.00         1.08    1.10   1.12     1.12

Ratio of net income (loss) to average
net assets (%)                   (.02)         .26     .43     .70     .96

Portfolio turnover rate (%) 40.4544.5410.55  19.51     23.18

   a Total     return assumes dividend reinvestment and does not
reflect the effect of sales charges.
   b The     ratio of expenses to average net assets for periods
 ended on or after August 31, 1996 includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts.
c Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

F        INANCIAL HIGHLIGHTS

C        LASS B
(        For a share outstanding throughout the period)

                             Y        EAR ENDED AUGUST 31
                            1        998   1997 1996 1995  1994

N        ET ASSET VALUE,
B        EGINNING OF PERIOD $54.54$42.94$35.72    $29.47 $24.28

I        NVESTMENT OPERATIONS

N        et investment income (loss)  (.44)c    (.24)    c (.13)c  .11  .10

Net realized and unrealized
gain on investments           4.06     13.44 8.35 6.78 5.33

TOTAL FROM INVESTMENT OPERATIONS  3.6213.20  8.22 6.89 5.43

LESS DISTRIBUTIONS:
From net investment income    --   -- (.08)  (.12)     (.19)

From net realized gain on investments (6.42) (1.60)    (.92) (.52)    (.05)

TOTAL DISTRIBUTIONS(6.42)   (1.60)(1.00)(.64)     (.24)

Net asset value,
end of period    $51.74   $54.54   $42.94   $35.72    $29.47

RATIOS AND SUPPLEMENTAL DATA

Total investment return at
net asset value    (%)    a  6.67   31.46     23.19  23.83     22.49

NET ASSETS, END OF PERIOD
(in thousands) $1,292,418  $567,928$273,243  $113,329  $55,424

Ratio of expenses to average
net assets (%)b   1.75 1.83  1.85 1.88 1.87

Ratio of net investment income
(loss) to average net assets (%) (.76)  (.49)  (.31)     (.05) .24

Portfolio turnover  rate (%)40.45   44.54  10.55  19.51     23.18

   a Total     return assumes dividend reinvestment and does not
reflect the effect of sales charges.
   b The     ratio of expenses to average net assets for periods
 ended on or after August 31, 1996 includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts.
c Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

F        INANCIAL HIGHLIGHTS

C        LASS M                   For the period
(For a share outstanding throughout the period)
                                             July 3, 1995+
                    Year ended August 31     to August 31
                         1998    1997  1996 1995

NET ASSET VALUE,
BEGINNING OF PERIOD   $55.47   $43.54   $36.17   $33.96

INVESTMENT OPERATIONS
Net investment income (loss)(.31)c  (.12)c  (.02)c    (.02)

Net realized and unrealized
gain on investments  4.13   13.65 8.46 2.23

TOTAL FROM INVESTMENT OPERATIONS  3.82  13.53  8.44 2.21

LESS DISTRIBUTIONS:
From net investment income    --   -- (.15)  --
From net realized gain on investments (6.42) (1.60)    (.92) --

TOTAL DISTRIBUTIONS    (6.42)   (1.60)   (1.07)       --

Net asset value,
end of period    $52.87     $55.47    $43.54    $36.17

RATIOS AND SUPPLEMENTAL DATA

Total investment return at
net asset value (%)a   6.94 31.79   23.51    6.51*

NET ASSETS, END OF PERIOD
(IN THOUSANDS)   $56,662    $23,675  $9,732    $321

Ratio of expenses to average
net assets (%)b   1.50 1.58  1.61 .30*

Ratio of net investment income
(loss) to average net assets (%) (.51)(.24)  (.05)     (.02)*

Portfolio turnover rate (%) 40.4544.5410.55  19.51

   + Commencement     of operations.
* Not annualized.
   a Total     investment return assumes dividend reinvestment
and does not reflect the effect of sales charges.
   b The     ratio of expenses to average net assets for periods
 ended on or after August 31, 1996 includes amounts paid through brokerage service and expense offset arrangements. Prior period ratios exclude these amounts.
c Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

MAKE THE MOST OF YOUR PUTNAM PRIVILEGES

   The following services are available to you as     a Putnam
mutual fund shareholder   .

   SYSTEMATIC INVESTMENT PLAN
Invest as much as you wish ($25 or more) on any business day of the month except for the 29th, 30th, or 31st. The amount you choose will be automatically transferred each month from your checking or savings account.

SYSTEMATIC WITHDRAWAL         Make regular withdrawals of $50 or more
monthly, quarterly, or semiannually from your Putnam mutual fund account valued at $10,000 or more. Your automatic withdrawal may be made on any business day of the month except for the 29th, 30th, or 31st.

SYSTEMATIC EXCHANGE        Transfer assets automatically from
one Putnam account to another on a regular, prearranged basis. There is no additional charge for this service.

FREE EXCHANGE PRIVILEGE        Exchange money between Putnam funds
in the same class of shares without charge. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.
       Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

For more information about any of these services and privileges, call your investment advisor or a Putnam customer service representative
toll free at    1    -   800    -   225    -   1581    .

PUTNAM FAMILY OF FUNDSA
PUTNAM GROWTH FUNDS
Putnam Asia Pacific Growth Fund
Putnam Capital Appreciation Fundb
Putnam Capital Opportunities Fund
Putnam Diversified Equity Trust
Putnam Emerging Markets Fund
Putnam Europe Growth Fund
Putnam Global Growth Fund
Putnam Global Natural Resources Fund
Putnam Growth Opportunities Fund
Putnam Health Sciences Trust
Putnam International Growth Fund
Putnam International New Opportunities Fund
Putnam International Voyager Fund
Putnam Investors Fund
Putnam New Opportunities Fundb
Putnam OTC & Emerging Growth Fund
Putnam Research Fund
Putnam Vista Fund
Putnam Voyager Fund
Putnam Voyager Fund II
PUTNAM GROWTH AND INCOME FUNDS
Putnam Balanced Retirement Fund
Putnam Convertible Income-Growth Trust
Putnam Equity Income Fund
The George Putnam Fund of Boston
Putnam Global Growth and Income Fund
The Putnam Fund for Growth and Income
Putnam Growth and Income Fund II
Putnam International Growth and Income Fund
Putnam New Value Fund
Putnam Utilities Growth and Income Fund
PUTNAM INCOME FUNDS
Putnam American Government Income Fund
Putnam Diversified Income Trust
Putnam Global Governmental Income Trust
Putnam High Quality Bond    Fundb
Putnam High Yield Advantage Fundb
Putnam High Yield Total Return    Fundb
Putnam High Yield Trustb
Putnam High Yield Trust II
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam Preferred Income Fund
Putnam Strategic Income    Fund
Putnam U.S. Government Income Trust

PUTNAM TAX-FREE INCOME FUNDS
Putnam Municipal Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax-Free High Yield Fund
Putnam Tax-Free Insured Fund
Putnam State tax-free income    fundsc
Arizona, California, Florida, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFE STAGES M FUNDS
Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments seeking to help maximize your return and reduce your risk.
THE THREE PORTFOLIOS:
Balanced Portfolio
Conservative Portfolio
Growth Portfolio

PUTNAM MONEY MARKET    FUNDSd
Putnam Money Market Fund
Putnam California Tax Exempt Money Market Fund
Putnam New York Tax Exempt Money Market Fund
Putnam Tax Exempt Money Market Fund

a    As of    3/31/99    .
b    New investments restricted; see your financial advisor for details.
c         Not available in all states.
   d      Investments in money market funds are not insured or
     guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve an investment's net asset value at $1.00 per share, it is possible to lose money by investing in them.

Please call your financial advisor or Putnam Mutual Funds to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Read it carefully before you invest or send money.

FOR MORE INFORMATION

ABOUT PUTNAM HEALTH SCIENCES TRUST

The fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the auditor's report and financial statements included in the fund's most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about the fund and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor or Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the fund on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the fund's file number

PUTNAM INVESTMENTS
One Post Office Square
Boston, Massachusetts 02109
1-800-225-1581

Address correspondence to
Putnam Investor Services
P.O. Box 989
Boston MA  02103

www.putnaminv.com

File No. 811-3386                        NP008 52593 5/99